UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  September 7, 2010

GLOBAL GATE PROPERTY CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52330	20-3305472
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2519 East Kentucky Avenue
Denver, Colorado	80209
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (303) 660-6964

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Global Gate Property Corp.

September 7, 2010

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a)           On September 7, 2010, Ronald R. Chadwick, P.C., Certified Public Accountant (“Chadwick”), was dismissed as the independent registered public accounting firm engaged to audit the financial statements of Global Gate Property Corp. and subsidiaries (the “Company”).  The Board of Directors of the Company approved the change. Chadwick performed the audit of the Company’s financial statements for the fiscal years ended December 31, 2008 and December 31, 2009.  During these periods and the subsequent interim period prior to its dismissal, there were no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Chadwick’s satisfaction, would have caused Chadwick to make reference to the subject matter of the disagreements in connection with Chadwick’s reports, nor were there any “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), except that the audit report for the fiscal year ended December 31, 2009 contained an explanatory paragraph that stated:  “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 6 to the financial statements the Company has a working capital deficit that raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to this matter is also discussed in Note 6.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”  The audit report for the fiscal ended December 31, 2008 contained a similar explanatory paragraph, the second sentence of which stated: “As discussed in Note 6 to the financial statements the Company has suffered recurring losses from operations and has a working capital deficit that raise substantial doubt about its ability to continue as a going concern.”

The audit reports of Chadwick for the Company’s fiscal years ended December 31, 2008 and December 31, 2009 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to audit scope or accounting principles.

The Company has provided Chadwick with a copy of this Current Report on Form 8-K and requested Chadwick to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made above by the Company.  A copy of such letter, dated September 7, 2010, is filed as Exhibit 16.1 to this Form 8-K.

(b)           On September 7, 2010, the Company engaged Davis, Graber, Plotzker & Ward, LLP (“DGPW”) as its independent registered public accounting firm to audit the Company’s financial statements.  During the two most recent fiscal years and through September 7, 2010, the Company had not consulted with DGPW with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).  The engagement of DGPW was recommended and approved by the Company’s Board of Directors.

Item 9.01.    Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

16.1	Letter of Ronald R. Chadwick, P.C., Certified Public Accountant, to the U.S. Securities and Exchange Commission, dated September 7, 2010, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GATE PROPERTY CORP.
Date: September 7, 2010	By:	/s/ Gary S. Ohlbaum
Gary S. Ohlbaum
President, Chief Executive Officer and
Chief Financial Officer